EXHIBIT 10.2
                                                                 Amendment No. 1
                                                To Registration Rights Agreement

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

      AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT, dated as of April __, 2005 (this "Amendment"), by and among WINWIN GAMING, INC., a Delaware corporation (the "Company") and the Buyer executing this Amendment who is the holder of a majority of the Registrable Securities. Capitalized terms used, but not otherwise defined, herein have the meanings ascribed to such terms in that certain Registration Rights Agreement, dated February 25, 2005, among the Company and the Buyers (the "Agreement").

                                   BACKGROUND

      The Parties are parties to a Securities Purchase Agreement (the "SPA"), pursuant to which the Buyer acquired 4,000,000 shares of Common Stock for $2,000,000. In connection with the SPA, on February 25, 2005, the Buyer also entered into the Agreement with the Company, pursuant to which the Company agreed to (i) file a registration statement covering the resale of the Registered Securities as soon as possible but in no event later than 45 days following the date of the Agreement (i.e., April 11, 2005) and (ii) cause the registration statement to be declared effective by the SEC as soon as possible, but in no event later than 120 days after the date of the Agreement (i.e., June 25, 2005). The Parties desire to amend the agreement to extend the Filing Deadline and the Effectiveness Deadline in order to provide the Company with additional time to find other investors for its private placement, prepare and file the registration statement and cause it to become effective.

      Section 10 of the Agreement provides that the Agreement may be amended by the written consent of the Company and Major Investors who then hold a majority of the Registrable Securities represented by the Major Investors. This Amendment satisfies the requirements of Section 10 and is effective to amend the Agreement.

      NOW, THEREFORE, the parties hereto, intending to be legally bound and in consideration of the mutual agreements and covenants contained herein and for such other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, agree as follows:

      1. Amendment to Section 2(a) of the Agreement. The Agreement is hereby amended to delete Section 2(a) thereof in its entirety and in lieu thereof to insert the following new Section 2(a):

"(a) Mandatory Registration. The Company shall prepare and, as soon as possible but in no event later than May 31, 2005 (the "Filing Deadline"), file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form SB-2 covering the resale of all of the Registrable Securities. In the event that Form SB-2 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The initial Registration Statement prepared pursuant hereto shall register for resale all the Registrable Securities. The Registration Statement shall be declared effective by the SEC as soon as possible, but in no event later than August 31, 2005 (the "Effectiveness Deadline")."

      2. Acknowledgement Regarding Absence of Trigger Event. The Buyer hereby waives any past failure of the Company to comply with Section 2(a) prior to the date hereof and confirms that no Trigger Event has occurred as of the date hereof.

      3. Agreement Remains in Force. Except as expressly set forth in this Amendment, the Agreement remains unmodified and in full force and effect.


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      4. Miscellaneous. This Amendment and the Agreement constitute the entire understanding among the parties hereto with respect to the subject matter hereof and may not be further amended, modified or supplemented except as specified in the Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the Parties actually executing such counterpart, and all of which, when taken together, shall constitute one instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.


                            [signature page follows]


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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WINWIN GAMING, INC.


By: /s/ Patrick Rogers
    ------------------------------------
    Name: Patrick Rogers
    Title: Chief Executive Officer


VAN WAGONER PRIVATE OPPORTUNITIES FUND, L.P.


By: /s/ Garrett Van Wagoner
    ------------------------------------
    Garrett Van Wagoner, General partner


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